<COVER>


               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   February 26, 1998



                      Union Pacific Corporation
         (Exact Name of Registrant as Specified in Charter)


         Utah                     1-6075            13-2626465
 (State or Other Jurisdiction   (Commission       (IRS Employer
             of Incorporation)   File Number)      Identification No.)

 1717 Main Street, Suite 5900, Dallas, Texas                 75201
  (Address of Principal Executive Offices)                 (Zip Code)


 Registrant's telephone number, including area code (214) 743-5600



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 Item 5.  Other Events.

      Attached as an Exhibit is the Press Release issued issued by Union Pacific Corporation on February 26, 1998, which is incorporated herein by reference.

 Item 7. Financial Statements and Exhibits.


     (c) Exhibits.

            99 Press Release dated February 26, 1998 describing first quarter 1998 results and current actions taken by Union Pacific Corporation's Board of Directors.



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                                SIGNATURES
                                ----------
 Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 February 26, 1998


                             UNION PACIFIC CORPORATION


                             By:/S/    Carl W. von Bernuth
                                   -----------------------
                             Name:  Carl W. von Bernuth
                             Title: Senior Vice President, General
                                    Counsel & Corporate Secretary


<EXHIBIT INDEX>


                                  Exhibit Index
                                  -------------




       Exhibit          Description
       -------          -----------

         99             Press Release dated February 26, 1998
                        describing first quarter 1998 results and current actions taken by Union Pacific
                        Corporation's Board of Directors.